                                                             PAGE 15 OF 16 PAGES

                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) of the Securities Exchange Act of
1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any and all amendments thereto)
with respect to the common stock of Gaming & Entertainment Group, Inc. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.

         The undersigned further agrees that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that no party is responsible for the completeness and accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.

         This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

         In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement this 20 day of December, 2004.

                    CANTOR G&W (NEVADA), L.P.
                        By:  CANTOR G&W (NEVADA), LLC, as its general partner
                        By:  CANTOR G&W, L.P., as its member
                        By:  CANTOR G&W HOLDINGS, LLC, as its general partner
                        By:  HOWARD W. LUTNICK
                             Member

                          /s/  Howard W. Lutnick
                        -----------------------------------------------------

                    CANTOR G&W (NEVADA) LLC
                        By:  CANTOR G&W, L.P., as its member
                        By:  CANTOR G&W HOLDINGS, LLC, as its general partner
                        By:  HOWARD W. LUTNICK
                             Member

                          /s/  Howard W. Lutnick
                        -----------------------------------------------------

[Signature page to the Joint Filing Agreement dated December 20, 2004, among
Cantor G&W (Nevada), L.P., Cantor G&W (Nevada), LLC, Cantor G&W, L.P., Cantor
G&W Holdings, LLC and Howard W. Lutnick]

                                   PAGE 16 OF 16 PAGES

                       CANTOR G&W, L.P.
                           By:  CANTOR G&W HOLDINGS, LLC, as its general partner
                           By:  HOWARD W. LUTNICK
                                Member

                                         /s/  Howard W. Lutnick
                                     -------------------------------------------

                       CANTOR G&W HOLDINGS, LLC
                           By:  HOWARD W. LUTNICK, member

                                        /s/  Howard W. Lutnick
                                     -------------------------------------------

                         /s/  Howard W. Lutnick
                       ---------------------------------------------------------
                       HOWARD W. LUTNICK

[Signature page to the Joint Filing Agreement dated December 20, 2004, among
Cantor G&W (Nevada), L.P., Cantor G&W (Nevada), LLC, Cantor G&W, L.P., Cantor
G&W Holdings, LLC and Howard W. Lutnick]